UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 6, 2023

BLINK CHARGING CO.
(Exact name of registrant as specified in its charter)

Nevada	001-38392	03-0608147
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

605 Lincoln Road, 5th Floor Miami Beach, Florida	33139
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (305) 521-0200

N/A
(Former name or former address, if changed since last report.)

Securities registered pursuant to Section 12(b) of the Act:

Title of Each Class	Trading Symbol(s)	Name of Each Exchange on Which Registered
Common Stock	BLNK	The Nasdaq Stock Market LLC
Common Stock Purchase Warrants	BLNKW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

CURRENT REPORT ON FORM 8-K

Blink Charging Co.

February 6, 2023

Item 2.02.	Results of Operations and Financial Condition.

Item 7.01.	Regulation FD Disclosure

In connection with a proposed public offering by Blink Charging Co. (the “Company”) of shares of its common stock, the Company is disclosing certain information to prospective investors in a preliminary prospectus supplement filed with the Securities and Exchange Commission on February 6, 2023 to its effective shelf registration statement on Form S-3ASR (File No. 333-251919) (the “Preliminary Prospectus Supplement”). Pursuant to Regulation FD, the Company is furnishing as Exhibit 99.1 certain information excerpted from the Preliminary Prospectus Supplement consisting of certain estimated preliminary unaudited financial results and other data for the Company’s fourth quarter ended December 31, 2022 and fiscal year ended December 31, 2022 under the section captioned “Prospectus Supplement Summary – Recent Developments – Preliminary Fourth Quarter and Fiscal 2022 Results,” which information is incorporated herein by reference.

The information in these Items 2.02 and 7.01 and Exhibit 99.1 attached hereto is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section and shall not be deemed incorporated by reference into any filing by the Company under the Securities Act or the Exchange Act, unless specifically identified therein as being incorporated by reference therein.

This Current Report on Form 8-K shall not constitute an offer to sell, or the solicitation of an offer to buy, any of these securities, nor shall there be any sale of these securities in any state in which such offer, solicitation, or sale would be unlawful prior to registration or qualification under the securities laws of such states.

This Current Report contains certain preliminary unaudited financial results for the Company’s fourth quarter ended December 31, 2022 and fiscal year ended December 31, 2022. Upon completion of the review by the Company’s auditor of the results for the fourth quarter ended and fiscal year ended December 31, 2022, it is possible significant changes to such preliminary results may be necessary. Such preliminary unaudited financial results do not reflect all of the Company’s material financial information as of and for the fourth quarter ended and fiscal year ended December 31, 2022, and the Company therefore cautions readers not to place undue reliance on them.

This Current Report contains forward-looking statements related to the financial results of the Company within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”), and Section 21E of the Exchange Act, that involve substantial risks and uncertainties. Forward-looking statements present the Company’s current expectations or forecasts of future events. One can identify these statements by the fact that they do not relate strictly to historical or current facts. Forward-looking statements involve risks and uncertainties and include statements regarding, among other things, our projected revenue growth and profitability, our growth strategies, anticipated trends in our market and our anticipated needs for working capital. They are generally identifiable by use of the words “may,” “will,” “should,” “anticipate,” “estimate,” “plans,” “potential,” “projects,” “continuing,” “ongoing,” “expects,” “management believes,” “we believe,” “we intend” or the negative of these words or other variations on these words or comparable terminology.

Important factors that could cause actual results to differ materially from the results and events anticipated or implied by such forward-looking statements include, but are not limited to:

●	changes in the market acceptance of the Company’s products and services;
●	increased levels of competition;
●	changes in political, economic or regulatory conditions generally and in the markets in which the Company operates;
●	the Company’s relationships with key customers;
●	adverse conditions in the industries in which the Company’s customers operate;
●	disruption caused by health epidemics, such as COVID-19;
●	the Company’s ability to retain and attract senior management and other key employees;
●	the Company’s ability to quickly and effectively respond to new technological developments;
●	the Company’s ability to protect its trade secrets or other proprietary rights, operate without infringing upon the proprietary rights of others and prevent others from infringing on its proprietary rights; and
●	other risks, including those described in the “Risk Factors” section of the Company’s Annual Report on Form 10-K for the year ended December 31, 2021 and its Quarterly Reports on Form 10-Q for the quarters ended March 31, 2022, June 30, 2022 and September 30, 2022.

Except to the extent required by U.S. federal securities laws, the Company undertakes no obligation to update or revise any forward-looking statements, whether as a result of new information, future events, a change in events, conditions, circumstances or assumptions underlying such statements, or otherwise.

Item 8.01	Other Events.

Press Release

On February 6, 2023, the Company issued a press release announcing the proposed public offering of shares of its common stock. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits. The exhibit listed in the following Exhibit Index is filed as part of this Current Report.

Exhibit No.	Description

99.1	Information excerpted from the Preliminary Prospectus Supplement.

99.2	Press Release issued by Blink Charging Co. on February 6, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLINK CHARGING CO.

Dated: February 6, 2023	By:	/s/ Michael D. Farkas
	Name:	Michael D. Farkas
	Title:	Chairman and Chief Executive Officer